Going Concern Basis of Accounting	12 Months Ended
Jun. 30, 2025
Going Concern Basis of Accounting [Abstract]
GOING CONCERN BASIS OF ACCOUNTING
21.	GOING CONCERN BASIS OF ACCOUNTING

The financial report has been prepared on the basis of a going concern. During the year ended 30 June 2025 the Group recorded a net cash outflow from operating and investing activities of $2,166,131 and an operating loss of $6,033,416. These conditions give rise to a material uncertainty that may cast significant doubt upon the Group’s ability to continue as a going concern.

The ability of the Group to continue to pay its debts as and when they fall due is dependent upon the entity successfully continuing the development of its exploration assets and raising additional funds which may be from a variety of means inclusive of, but not limited to issue of new equity, debt, asset sales or entering into joint venture arrangements on mineral properties.

The Directors believe it is appropriate to prepare these accounts on a going concern basis because Directors will not commit to expenditure unless sufficient funding has been sourced. Resolution intends to fund ongoing operations via a number of strategies, including, but not limited to, raising further funds, support from directors in providing short term loan funding if required, sale of listed investments, reduction in commitments through sale or JV of existing tenure.

If additional capital is not obtained, the going concern basis may not be appropriate, with the result that the group may have to realise its assets and extinguish its liabilities, other than in the ordinary course of business and at amounts different from those stated in the financial report. No allowance for such circumstances has been made in the financial report.